UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 1, 2011

Intermec, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-13279	95-4647021
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

6001 36th Avenue West Everett, Washington www.intermec.com		98203-1264
(Address of principal executive offices and internet site)		(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Note:  This Form 8-K/A is being filed to add the signature page, which was inadvertently omitted in the original EDGAR filing.  Other than the addition of the signature page, there are no other changes to the Form 8-K originally filed on April 4, 2011.

Item 8.01.  Other Events

On April 4, 2011, we announced that Patrick J. Byrne, our Chief Executive Officer, successfully underwent a minimally-invasive coronary bypass procedure on April 1, 2011.  Mr. Byrne is expected to be available on a limited basis during his recovery and he is expected to return to his full duties in approximately three to four weeks.  During this period, Mr. Byrne’s executive duties will be assumed by Robert J. Driessnack, our Senior Vice President and Chief Financial Officer.

The news release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

Exhibit        Description

99.1	Press Release dated April 4, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

              Intermec, Inc.
              (Registrant)

Date: April 4, 2011	By: /s/ Janis L. Harwell Janis L. Harwell Senior Vice President Corporate Strategy, General Counsel and Corporate Secretary